GANSU YASHENG GROUP

CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003 and 2002

C O N T E N T S

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Gansu Yasheng Salt Industrial (Group) Co., Ltd

We have audited the accompanying balance sheets of Gansu Yasheng Salt Industrial (Group) Co., Ltd. (Collectively "Gansu Yasheng Group") as of December 31, 2003, 2002, and 2001 and the related consolidated statements of income shareholders equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Gansu Yasheng Group at December 31, 2003, 2002, and 2001 and the results of their operations and their cash flows for the years ended December 31, 2003, 2002, and 2001 in conformity with accounting principles generally accepted in the United States of America.

Gansu Hongxin Certified Public Accountants Co., Ltd.
March 16, 2004

GANSU YASHENG GROUP
Consolidated Balance Sheets

ASSETS

	December 31,

	2003	2002	2001
CURRENT ASSETS
Cash and cash equivalents	$45,681,890	$43,431,770	$38,273,671
Accounts receivable, net (Note 4)	79,032,369	298,498,764	279,417,576
Inventories, net (Note 5)	55,325,772	151,010,782	134,899,839
Deferred taxes	-	-	-
Other current assets	1,122,607	28,589,022	30,740,873

Total Current Assets	181,162,638	521,530,338	483,331,959

OTHER ASSETS
Property, plant and equipment, net (Net 6)	1,088,002,037	892,177,499	842,631,129
Intangible assets, net (Note 7)	10,467,817	10,917,552	4,692,164
Other assets	47,526,778	80,170,915	128,256,322

Total Other Assets	1,145,996,632	983,265,966	975,579,615

TOTAL ASSETS	$1,327,159,270	$1,504,796,304	$1,458,911,574

The accompanying notes are an integral part of these financial statements.

GANSU YASHENG GROUP
Balance Sheets (Continued)

LIABILITIES AND STOCKHOLDERS' EQUITY

	December 31,

	2003	2002	2001
CURRENT LIABILITIES
Accounts payable and accrued expenses	$51,858,793	$171,005,492	$173,155,746
Accrued employee compensation and benefits (Note 8)	9,199,478	10,709,677	16,218,855
Short-term loans (Note 9)	74,797,102	165,561,411	153,790,322
Taxes payable	11,504,544	35,820,620	45,499,020

Total Current Liabilities	147,359,917	383,097,200	388,663,943

LONG-TERM LIABILITIES
Long-term loans (Note 9)	81,093,901	82,850,927	94,830,974
Other long-term liabilities	8,203,979	8,270,630	3,657,664

Total Long-term Liabilities	89,297,880	91,121,557	98,488,638

MINORITY INTEREST	113,219,184	106,391,933	101,918,971
SHAREHOLDERS' EQUITY
Common stock; US $1.00 par value; 154,651,008 shares with the total amount of US $154,651,008	154,651,008	155,907,429	155,907,429
Retained earnings (Note 11)	822,631,281	768,278,185	713,932,593

Total Shareholders' Equity	977,282,289	924,185,614	869,840,022

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
	$1,327,159,270	$1,504,796,304	$1,458,911,574

The accompanying notes are an integral part of these financial statements.

 GANSU YASHENG GROUP
Consolidated Statements of Income

	December 31,

	2003	2002	2001

Operating revenue	$605,246,913	$555,479,607	$524,011,009
Operating expense	487,918,542	436,338,301	403,407,849

Gross profit	117,328,371	119,141,306	120,603,160

Selling expenses	14,406,297	22,031,426	22,378,215
General and administrative expenses	21,526,469	26,934,296	30,394,612
Other operating expenses	26,797,165	25,641,261	21,309,037

Operating profit	54,598,440	44,534,323	46,521,296

Investment income	621,008	7,419,103	5,643,497
Other income	19,751,566	18,910,938	18,393,287

Income before taxes and minority shareholders earnings	74,971,014	70,864,364	70,558,080
Income taxes (Note 12)	7,536,444	6,705,875	9,347,413
Minority shareholder earnings	7,437,628	6,006,288	6,653,756

Net income	$59,996,942	$58,152,201	$54,556,911

Earnings per common share (Note 10)
Basic	$0.3879	$0.3760	$0.3527
Diluted	$0.3879	$0.3760	$0.3527

The accompanying notes are an integral part of these financial statements.

GANSU YASHENG GROUP
Consolidated Statements of Cash Flows

	For the Year Ended December 31,

	2003	2002	2001

CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$59,996,942	$58,152,201	$54,556,911
Adjustments to reconcile net (loss) income to net cash Provided by operating activities:
Depreciation and amortization	53,186,941	49,422,496	31,922,762
Non-cash compensation	26,042,182	33,888,410	43,297,880
Tax benefits from investments	(621,009)	(7,419,104)	(5,643,498)
Loss (gain) on disposal of assets	145,885	-	-
Change in asset and liability:
Accounts receivable, net	141,978,079	14,343,157	(3,333,157)
Inventories, net	95,685,009	(16,110,943)	(22,731,064)
Account payable	(101,538,28)	(54,922,414)	(25,140,664)
Accrued employee compensation and benefits	(1,510,200)	(5,509,178)	(5,102,975)
Income tax payable	(1,830,569)	(2,641,539)	(2,359,353)
Other liabilities	5,662,907	(9,780,307)	(10,159,587)

Net Cash Provided by Operating Activities	277,197,881	59,422,779	55,307,255

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	51,470,822	37,321,105	4,926,338
Investments	621,008	2,896,301	4,904,076
Proceeds from sale of assets	19,510,351	450,878	(1,330,626)
Purchasing property, plant & equipment or other assets	(260,568,278)	(78,415,982)	(42,074,411)

Net Cash Used by Investing Activities	(188,966,097)	(37,747,698)	(33,574,623)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from borrowings	45,992,353	26,768,415	40,848,109
Proceeds from accepting investments	20,160,275	2,604,141	-
Other financing activities	2,411,955	846,514	7,637,764
Dividends paid, net	(17,786,583)	(20,383,288)	(16,434,270)
Debt retirement	(136,759,664)	(26,352,764)	(48,207,748)

Net Cash Used in Financing Activities	(85,981,664)	(16,516,982)	(16,156,145)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,250,120	5,158,099	5,576,487
CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE YEAR	43,431,770	38,273,671	32,697,184

CASH AND CASH EQUIVALENTS AT THE END OF THE YEAR	$45,681,890	$43,431,770	$38,273,671

SUPPLEMENTAL DISCLOSURE:
Cash paid for interest	$22,758,307	$25,560,647	$23,095,401
Cash paid for income taxes	$6,705,875	$9,347,413	$8,664,529

   The accompanying notes are an integral part of these financial statements.

GANSU YASHENG GROUP
Statements of Stockholders' Equity

	Common Stock Amounts	Retained Earnings	Total

Balance, December 31, 2000	$155,907,429	$663,930,745	$819,838,174
Exercise of stock options	-	-	-
Cash dividends	-	(4,555,063)	(4,555,063)
Equity adjustment from foreign currency exchange translation	-	-	-
Net income	-	54,556,911	54,556,911

Balance, December 31, 2001	155,907,429	713,932,593	869,840,022

Exercise of stock options	-	-	-
Cash dividends	-	(3,806,609)	(3,806,609)
Equity adjustment from foreign currency Exchange translation	-	-	-
Net income	-	58,152,201	58,152,201

Balance, December 31, 2002	155,907,429	768,278,185	924,185,614

Exercise of stock options	-	-	-
Cash dividends	-	-	-
Equity adjustment from foreign currency Exchange translation	(1,256,421)	(5,643,846)	(6,900,267)
Net income	-	59,996,942	59,996,942

Balance, December 31, 2003	$154,651,008	$822,631,281	$977,282,289

The accompanying notes are an integral part of these financial statements.

GANSU YASHENG GROUP
Notes to the Financial Statements
December 31, 2003 and 2002

NOTE 1 - THE COMPANY

GANSU YASHENG SALT INDUSTRIAL (GROUP) CO., LTD. ("Gansu Yasheng Group" or the "Company") is a corporation formed and registered in Gansu Provincial Bureau of Business Management in November 23,1998. The company includes Gansu Yasheng Industrial (Group) Co., Ltd, Gansu Tiaoshan Agricultural-Industrial-Commercial Co. Ltd., Gansu Xiaheqing Co. Ltd., Gansu Yanguoxia Chemicals General Plant, Lanzhou Vinylon (Group) Co., Ltd.as well as other subsidiaries. The Company is a limited liability company, exclusive-funded Corp. Limited. The Company designs, develops, manufactures and markets high-quality farming and sideline products; chemical materials and products; textiles; construction materials; livestock and poultry. It also designs, develops and markets new technologies of agriculture, genetic biology and network exploring. Headquarters' permanent address: No 609, East Binghe Road, Lanzhou City, P. R. of China.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Accounting

The consolidated financial statements of the Company are made in accordance with "Corporate Accounting Standards of China" and "Corporate Accounting Policies of China". Based on the Principles listed above, the statements are readjusted to comply with the accounting standards generally accepted in the United States of America.

Fiscal year

In the Financial Statements of the Company, the Gregorian calendar is used and the fiscal year starts from January 01 to December 31 of the year.

Currency & Foreign currency translation

The Company uses RMB Yuan as its accounting currency. The accounting currency used in the financial statements presented herewith have been translated into US Dollars at rates of exchange quoted by the Central Bank, the People's Bank of China on the day of December 31, 2003, 2002 and 2001 respectively. Cumulative translation gains or losses are included in the net profit and loss for each period.

Methods of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant inter-company transactions and balances have been eliminated. The shareholders' equity of the related parties with 20% and over are calculated by using the pooling of interest method.

Revenue recognition

Revenues are recognized at the time goods, services, commodities and so forth are converted into cash or cash demanding rights.

GANSU YASHENG GROUP
Notes to the Financial Statements
December 31, 2003 and 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

Cash and cash equivalents include cash deposited in a bank, cash in hand and securities with maturities of three months or less.

Inventories

Inventories acquired are valued at actual purchase cost; inventories forwarded are valued by using weighted average cost. At the end of the accounting, the inventories are valued at the lower of cost or market value.

Investments / Earnings per common share

The investments are accounted for at the actual cost. The investment with a percentage of less than 20% shares in the new company is calculated by using "Cost Method" and that with 20 - 50% percentage be calculated by using "Equity Method".

Basic net earnings per common share are calculated by dividing net income for the period by the weighted-average number of common shares during the period.

Property, plant & Equipment

Property and equipment are recorded at cost. Major additions and improvements are capitalized. Minor replacements, maintenance and repairs that do not increase the useful life of the assets are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or otherwise disposed of are removed from the accounts and any gain or loss is reported as current year's other revenue or expense. Depreciation of property and equipment is determined using the straight-line method over the expected useful lives of the assets are follows:

Buildings & improvements	20 - 40 years
Farming facilities	15 years
Machinery & equipment	12 years
Transportation & other facilities	8 - 10 years

Long-lived assets

Long-lived assets are accounted for at their direct purchase price. Long-lived assets are recognized at the lower of carrying amount on fair value less selling expenses. The difference between carrying amount and fair value less selling expenses is recognized as long-lived assets impairment losses and is included in the net gain and loss of the period. Long-lived assets are in the calculation of the newly - recognized carrying amount value.

Intangible assets

The intangible assets are accounted for at cost, and are amortized using the straight line method over their estimated useful lives. The estimated lives do not exceed 40 years.

GANSU YASHENG GROUP
Notes to the Financial Statements
December 31, 2003 and 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income taxes

The Company uses balance-sheet approach to record its income taxes. There has been no temporary difference in terms of income taxes up to date.

Profits distribution

In accordance with the requirements under related Chinese laws and regulations as well as with the articles of the corporation, net profit after tax is distributed as follows:

(1) Prior years deficit coverage
(2) 10% off for legal surplus
(3) 5% off for legal welfare fund
(4) Any portion of earning surplus
(5) Dividends distributions

NOTE 3 - SELECTED FINANCIAL STATEMENT INFORMATION

	December 31,

	2003	2002	2001

Cash and cash equivalents:
Cash	$45,681,890	$43,431,770	$38,273,671

Cash Equivalents Total	$45,681,890	$43,431,770	$38,273,671

Accounts receivable, net:
Accounts receivable	$79,032,369	$298,498,764	$279,417,576

Accounts Receivable Total	$79,032,369	$298,498,764	$279,417,576

Property, plant and equipment, net:
Land	$286,822,160	$176,384,058	$113,809,342
Buildings & improvements	126,926,938	78,109,462	88,107,635
Machinery & equipment	453,074,108	370,639,788	239,964,818
Transportation facilities	11,337,907	9,837,224	5,634,987
Farming facilities	309,352,525	303,383,706	186,516,670
Construction-in-process	128,712,754	132,640,617	271,231,598
Other fixed assets	24,198,532	37,066,087	119,940,122
Accumulated depreciation	(252,422,887)	(215,883,493)	(182,574,043)

Property, Plant and Equipment Total	$1,088,002,037	$892,177,499	$842,631,129

GANSU YASHENG GROUP
Notes to the Financial Statements
December 31, 2003 and 2002

NOTE 3 - SELECTED FINANCIAL STATEMENT INFORMATION (Continued)

	December 31,

	2003	2002	2001

Accounts payable and accrued expenses:
Accounts payable	$46,283,592	$166,944,628	$160,195,044
Accrued expenses	5,575,201	4,060,864	12,960,702

Total	$51,858,793	$171,005,492	$173,155,746

Accrued employee compensation and benefits:
Accrued payroll	$6,991,321	$7,672,340	$9,549,100
Accrued vacation & sick pay	2,208,157	3,037,337	6,669,755

Total	$9,199,478	$10,709,677	$16,218,855

NOTE 4 - ACCOUNTS RECEIVABLE

Accounts receivable are carried at anticipated realizable value. Bad debts should be written off during the year they are identified. The recognition could be made in one of the following cases:

1. Accounts receivable that is impossible to be collected due to the debtor's bankruptcy and after legal claiming procedure; or

2. Accounts receivable that is impossible to be collected due to the debtor's death, leaving nothing to claim, nor liability bearers; or

3. Accounts receivable that is impossible to be collected due to the debtor's failure to fulfill his duty and with obvious evidence that it is the truth.

The aforesaid accounts are written off on the basis of recognition by relevant management certified by the Board of Directors.

NOTE 5 - INVENTORIES

The major classes of inventory: raw materials, packing materials, products in process, finished goods, stocks, low-value consumable goods, materials in transit as well as others.

The method of determining inventory cost: accounting based on actual cost when inventory being in stock; and accounting based on average cost when inventory is being delivered.

GANSU YASHENG GROUP
Notes to the Financial Statements
December 31, 2003 and 2002

NOTE 5 - INVENTORIES (Continued)

The basis for stating inventory: lower of cost or market by the end of the period.
Details for inventory are as follows:

	December 31,

	2003	2002	2001

Raw materials	$25,102,338	$78,510,843	$66,563,852
Containers	1,352,468	4,954,089	5,603,601
Work-in-progress	2,798,337	5,643,896	4,083,636
Finished products	8,273,125	10,254,635	10,191,007
Goods in trade	13,060,648	45,140,167	44,289,400
Low-cost & short-lived articles	679,983	879,241	569,143
Materials-in-transit	897,516	697,512	306,411
Others	3,161,323	4,930,366	3,292,789

Total	$55,325,772	$151,010,782	$134,899,839

NOTE 6 - PROPERTY, PLANT AND EQUIPMENT

The major classes of property, plant and equipment: land, housing, machinery and equipment, transportation facilities, agricultural facilities, construction in progress and so on;

Depreciation policy: Housing, equipment and agricultural facilities should be stated at cost to the company less accumulated depreciation. Details see Note 2.

Amortization of land value: Land value is stated at average cost of land owning period.

Determination of accounts by the end of the period can be achieved at the lower of cost or market. Details of the item see Note 3.

NOTE 7 - INTANGIBLE ASSETS

The major classes of intangible assets include mainly know-how technology, mining rights, technology transferring expenses and information software, etc.

Amortization policy: Amortization can be recorded by means of Direct-line Method if beneficiary period is stated; if no beneficiary period stated, it can be estimated and then recorded by means of Direct-line Method within the period as aforesaid. The estimated period should not be more than 40 years.

Determination of accounts by the end of the period can be achieved at the lower of cost or account receivable.

NOTE 8 - EMPLOYEE BENEFIT PLANS

The Company provides the benefits for all the employees:

(1) Employee-welfare Fund: An amount similar to that of 14% of payrolls of all staff will be put aside by the Company for the employees' benefits expenses.

GANSU YASHENG GROUP
Notes to the Financial Statements
December 31, 2003 and 2002

NOTE 8 - EMPLOYEE BENEFIT PLANS (Continued)

(2) Open-policy pension: The Company pays to national and community insurance agents an amount similar to that of 20% of payrolls of all staff as pensions. The employees can still get paid by the insurance agents after retirement.

(3) Unemployment insurance: The Company pays to the national employment administrative units an amount similar to that of 1% of payrolls of all staff for unemployment insurance expense. In return, if the employee is dismissed, he or she could be paid from the authority a minimum amount of family-supporting fund within the specified period.

(4) Housing surplus reserve: The Company pays to the national housing fund administrative units an amount similar to that of 10% of the payroll for the employee's later housing allowance which shall be deposited in his or her given account.

The aforesaid items are for employee's benefits and should be accounted for as the Company's expenses.

NOTE 9 - THE BANK LOAN AND INTEREST

Item		December 31, 2002	Increased	Decreased	December 31, 2003	Interest

Short-term Loan	In RMB	1,370,302,138	380,664,915	1,131,918,704	619,048,349	5.31%
	In US $	165,561,411	45,992,354	136,759,663	74,794,102	5.31%
Long-term Loan	In RMB	685,732,271	-	14,542,381	671,189,890	6.04%
	In US $	82,850,927	-	1,757,026	81,093,901	6.04%
Total	In RMB	2,056,034,409	380,664,915	1,146,461,085	1,290,238,239	-
	In US $	248,412,338	45,992,354	138,516,689	155,888,003	-

The total interest costs for the year 2003 are RMB Yuan188,363,685 or US Dollars 22,758,307. Among them, RMB Yuan 32,872,778 or US Dollars 3,971,725; were capitalized and RMB155,490,907 or US Dollars 18,786,582 were charged to expense.

NOTE 10 - EARNINGS PER COMMON SHARE

At December 31, 2002, Total common stock shares are 155,907,429

At December 31, 2003, Total common stock shares are 154,651,008.

Item	December 31, 2003 USD	December 31, 2002 USD

Paid-in capital	154,651,008	155,907,429
Par value	1.00	1.00
Earnings/share	0.38795	0.37299

GANSU YASHENG GROUP
Notes to the Financial Statements
December 31, 2003 and 2002

NOTE 11 - STOCK OPTION AND SHAREHOLDERS' EQUITY

At December 31, 2002, Total common stock shares are 155,907,429.

At December 31, 2003, Total common stock shares are 154,651,008.

Item	December 31, 2003 USD	December 31, 2002 USD

Par value	1.00	1.00
Paid-in capital	154,651,008	155,907,429
Retained earnings	822,631,281	768,278,185
Total Shareholders' Equity	977,282,289	924,185,614

NOTE 12 - INCOME TAXES

(1) Tax preference: Upon approval from Gansu Provincial Bureau of Local Tax, Gansu Yasheng Industrial Co. Ltd, a subsidiary of the Company, is income tax free during the period from January 01 to December 31 of the year 2003. Other subsidiaries of the Company dealing with farming are income tax free as well.

(2) Tax Expenses: All other subsidiaries of the Company pay the income taxes with a rate of 33% approximately. The total tax amount paid during the period of the year ended December 31, 2003 amounted to US Dollars 7,536,444.

NOTE 13 - SEGMENT INFORMATION

	2003		2002

	Income	Cost	Income	Cost

Beverage	$23,778,357	$22,761,354	$22,760,909	$21,930,864
Dye	102,581,762	87,623,871	75,065,986	56,537,122
Farming	237,293,595	157,754,844	284,285,265	224,194,214
Trade	115,413,426	108,459,397	44,010,985	42,629,674
Chemicals	154,800,678	130,345,334	113,857,236	77,635,772
Others	566,844	311,847	27,716,582	19,016,936

Sub-Total	634,434,662	507,256,647	567,696,963	441,944,582
Intercompany	(29,187,749)	(19,338,105)	(12,217,356)	(5,606,281)

Total	$605,246,913	$487,918,542	$555,479,607	$436,338,301

NOTE 14 - TRANSACTIONS WITH RELATED PARTIES

The Company holds 38.93% of the total, i.e., 243,360,000 shares of Gansu Yasheng Industrial (Group) Co. Ltd. The following transaction occured in 2003:

GANSU YASHENG GROUP
Notes to the Financial Statements
December 31, 2003 and 2002

NOTE 14 - TRANSACTIONS WITH RELATED PARTIES (Continued)

Related Party	Transaction Balance	Transaction Amount

Gansu Yasheng Industrial (Group) Co., Ltd.	17,953,906	22,924,236
Total	17,953,906	22,924,236

In the year 2002, The Company provided a loan warranty in the amount of RMB 418,257,919.04 (or US$50,534,381.94) for Gansu Yasheng Industrial (Group) Co., LTD.

NOTE 15 - RISKS AND UNCERTAINTIES

There is no such item to be reported or reminded by the Company this year.

NOTE 16 - FOREIGN CURRENCY AND TRANSLATION

The currency the Company used to record the accounts is RMB Yuan. Whenever business is transacted in foreign currencies, the amount is recorded in the specific foreign currency after it is translated from RMB into foreign currency with the inter-exchange rate at the beginning of the period. The amount by the end year should be recorded in the specific foreign currency after it is translated from RMB into foreign currency with the inter-exchange rate by the end of the year. The aggregate transaction gain or loss is included in net income for the period disclosed.

The company recorded its accounts in US Dollars at the end year by transferring its RMB accounts into US Dollar on the basis of the RMB Exchange rate of the day the accounts are recorded.

The amounts are transferred directly with the difference stated inclusively.